Booz Allen Hamilton Second Quarter Fiscal 2012 Booz Allen Hamilton Second Quarter Fiscal 2012 November 3, 2011 November 3, 2011 Exhibit 99.2

Booz | Allen | Hamilton

Introduction	**Curt Riggle** Director, Investor Relations
Management Overview	**Ralph Shrader** Chairman, Chief Executive Officer and President
Financial Overview	**Sam Strickland** Executive Vice President and Chief Financial Officer
Questions and Answers

2 Today’s Agenda Today’s Agenda

Disclaimers
Disclaimers
Forward Looking Safe Harbor Statement
The following information includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking  statements by terminology  such as “may,” “will,” “could,” “should,” “forecasts,”
“expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.
These risks and other factors include: cost cutting initiatives and other efforts to reduce U.S. government spending, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government’s budgeting process and the use of continuing resolutions or related changes in the pattern or timing of government funding and spending; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in U.S.
government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S. government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors’
protests of major contract awards received by us; the loss of GSA schedules or our position as prime contractor on GWACs; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees  with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to effectively and timely utilize our employees and professionals; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; internal system or service failures and security breaches; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; an inability to utilize existing or future tax benefits, including those related to our NOLs and stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements  and ID/IQ  contracts. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10K, filed with the SEC on June 8, 2011.  All forward-looking statements attributable to the company or persons acting on the company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, the company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Note to Non-GAAP Financial Data Information
Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income,  Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and cash flow to free cash flow, and the explanatory footnotes regarding those adjustments, and (ii) use
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP.  The
Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

Fiscal Year 2012 Business Highlights
Fiscal Year 2012 Business Highlights
Growth in revenue and profitability in a challenging environment
Focused strategy for Commercial and International markets
Record high total backlog
Dynamic operating model to realign resources to growth markets
Helping clients succeed in their core missions during lean times
Ongoing recognition as a “Best Company to Work For”

Booz | Allen | Hamilton

Preliminary Second Quarter Fiscal 2012 Results

Revenue	$1.43 billion	Up 4.5%
Net Income	$75.3 million	Up 408.4%
Adjusted Net Income	$50.6 million	Up 67.9%
Adjusted EBITDA	$114.5 million	Up 13.0%
Diluted EPS	$0.53/share	Up from $0.12/share
Adjusted Diluted EPS	$0.36/share	Up from $0.25/share

5 Key Financial Highlights Key Financial Highlights

Booz | Allen | Hamilton

Revenue	$2.88 billion	Up 6.2%
Total Backlog	$12.86 billion	Up 16.4%
Net Income	$126.5 million	Up 194.2%
Adjusted Net Income	$108.6 million	Up 51.2%
Adjusted EBITDA	$237.4 million	Up 6.5%
Diluted EPS	$0.90/share	Up from $0.35/share
Adjusted Diluted EPS	$0.77/share	Up from $0.59/share

6 Key Financial Highlights Key Financial Highlights Preliminary First Half 2012 Results

Value Drivers
Value Drivers
History of organic growth
Pursuit of quality growth in areas aligned to our client’s core missions
Margin expansion and a commitment to long term performance
Truly differentiated capabilities which span markets
Industry-leading talent and compelling approach to cybersecurity
Alignment of leadership talent and investment to growth markets

Booz | Allen | Hamilton

Fiscal 2012 Outlook

Revenue growth forecast:	Higher Growth in 2H
Diluted EPS forecast:	$1.56 - $1.66
Adjusted Diluted EPS forecast:	$1.55 - $1.65

Outlook Outlook 8

9 Financial Appendix Financial Appendix

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

“Adjusted Operating Income” represents Operating Income before (i) certain stock option-based and other equity-based compensation expenses, (ii) the impact of the application of purchase accounting, (iii) adjustments related to the amortization of intangible assets and (iv) any extraordinary, unusual or non-recurring items.  Booz Allen prepares
Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, (iii) the impact of the application of purchase accounting and (iv) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Net Income” represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) the impact of the application of purchase accounting, (iv) adjustments related to the amortization of intangible assets, (v) amortization or write-off of debt issuance costs and write-off of original issue discount, or OID, and
(vi) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income.
“Free Cash Flow” represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

(Unaudited and in thousands, except per share data)
Three Months Ended
September 30,
Six Months Ended
September 30,
2011 2010 2011 2010
Adjusted Operating Income
Operating Income $93,665 $71,909 $191,787 $160,654
Certain stock-based compensation expense (a) 2,274 9,771 9,171 23,115
Amortization of intangible assets (b) 4,091 7,161 8,182 14,319
Transaction expenses (c) - 63 - 135
Adjusted Operating Income $100,030 $88,904 $209,140 $198,223
EBITDA & Adjusted EBITDA
Net income $75,332 $14,817 $126,468 $42,986
Income tax expense 10,190 11,459 44,440 31,375
Interest and other, net 8,143 45,633 20,879 86,293
Depreciation and amortization 18,536 19,588 36,394 38,972
EBITDA 112,201 91,497 228,181 199,626
Certain stock-based compensation expense (a) 2,274 9,771 9,171 23,115
Transaction expenses (c) - 63 - 135
Adjusted EBITDA $114,475 $101,331 $237,352 $222,876
Adjusted Net Income
Net income $75,332 $14,817 $126,468 $42,986
Certain stock-based compensation expense (a) 2,274 9,771 9,171 23,115
Transaction expenses (c) - 2,613 - 2,685
Amortization of intangible assets (b) 4,091 7,161 8,182 14,319
Amortization or write-off of debt issuance
costs and write-off of original issue discount
1,206 6,005 2,400 7,918
Net gain on sale of state and local transportation business (d) (5,681) - (5,681) -
Release of income tax reserves (e) (23,584) - (24,048) -
Adjustments for tax effect (f) (3,028) (10,220) (7,901) (19,215)
Adjusted Net Income $50,610 $30,147 $108,591 $71,808
Adjusted Diluted Earnings Per Share
Weighted-average number of diluted shares outstanding 141,259,964 122,509,408 140,600,986 121,737,842
Adjusted Net Income per diluted share $0.36 $0.25 $0.77 $0.59
Free Cash Flow
Net cash provided by operating activities $123,273 $160,874 $177,117 $170,885
Less: Purchases of property and equipment (26,039) (22,744) (43,640) (38,957)
Free Cash Flow $97,234 $138,130 $133,477 $131,928
(a) Reflects stock-based compensation expense
for options for Class A Common Stock and
restricted shares, in each case, issued in
connection with the acquisition under the Officers’
Rollover Stock Plan that was established in
connection with the acquisition. Also reflects
stock-based compensation expense for Equity
Incentive Plan Class A Common Stock options
issued in connection with the acquisition  under
the Equity Incentive Plan that was established in
connection with the acquisition.
(b) Reflects amortization of intangible assets
resulting from the acquisition.
(c) Three and six months ended September 30,
2010 reflects certain external administrative and
other expenses incurred in connection with the
initial public offering.
(d) Three and six months ended September 30,
2011 reflects the gain on sale of our state and
local transportation business, net of the
associated tax benefit of $1.6 million.
(e) Three and six months ended September 30,
2011 reflects the release of income tax reserves,
net of taxes.
(f) Reflects tax effect of adjustments at an
assumed marginal tax rate of 40%.